UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 19, 2019

HEXION INC.
(Exact Name of Registrant as Specified in Its Charter)
 New Jersey
(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

614-225-4000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None		None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On June 19, 2019, Hexion Inc. (the “Company”) issued a news release, pursuant to Rule 135c of the Securities Act of 1933, as amended (the “Securities Act”), announcing its intent to offer $450 million aggregate principal amount of new senior unsecured notes due 2027 (the “Notes”) through a private placement (the “Offering”). The Company intends to use the net proceeds from the offering of the Notes to fund the repayment of its existing debtor-in-possession credit facilities and the other distributions provided for under the Plan of Reorganization (the “Plan”) in connection with the emergence proceedings under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and to pay certain fees and expenses relating to the foregoing and its emergence from bankruptcy. A copy of such news release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.
In connection with the Offering, the Company provided potential investors with a preliminary offering circular, dated June 19, 2019 (the “Preliminary Offering Circular”). The Preliminary Offering Circular contains unaudited pro forma condensed consolidated financial information and notes thereto giving effect to the Company’s emergence from bankruptcy in accordance with the Plan as described therein. This pro forma information is attached as Exhibit 99.2 hereto and is incorporated by reference herein.
The information contained in this Item 7.01, including in Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Forward-Looking Statements
Certain statements in this report are forward-looking statements within the meaning of and made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In addition, our management may from time to time make oral forward-looking statements. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements may be identified by the words “believe,” “expect,” “anticipate,” “project,” “might,” “plan,” “estimate,” “may,” “will,” “could,” “should,” “seek” or “intend” and similar expressions. Forward-looking statements reflect our current expectations and assumptions regarding our business, the economy and other future events and conditions and are based on currently available financial, economic and competitive data and our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, services, prices and other factors as discussed in the Risk Factors section of our filings with the Securities and Exchange Commission (the “SEC”). While we believe our assumptions are reasonable, we caution you against relying on any forward-looking statements as it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our ability to obtain the approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 cases and the outcomes of Bankruptcy Court rulings and the Chapter 11 cases in general, the effectiveness of the overall restructuring activities pursuant to the Chapter 11 filings and any additional strategies that we may employ to address our liquidity and capital resources, the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 cases, restrictions on us due to the terms of the credit facilities that we entered into in connection with the Chapter 11 cases and restrictions imposed by the Bankruptcy Court, our ability to effectuate the Chapter 11 plan of reorganization described in the restructuring support agreement with certain of our equityholders and creditors, our ability to continue as a going concern, effects of disruption from the Chapter 11 cases and any restructuring transactions, the timing for resolving and any impact of the network security incident, a weakening of global economic and financial conditions, interruptions in the supply of or increased cost of raw materials, the loss of, or difficulties with the further realization of, cost savings in connection with our strategic initiatives, the impact of our substantial indebtedness, our failure to comply with financial covenants under our credit facilities or other debt, pricing actions by our competitors that could affect our operating margins, changes in governmental regulations and related compliance and litigation costs and the other factors listed in the Risk Factors section of our SEC filings. For a more detailed discussion of these and other risk factors, see the Risk Factors section of our most recent filings made with the SEC. All forward-looking statements are expressly qualified in their entirety by this cautionary notice. The forward-looking statements made by us speak only as of the date on which they are made. Factors or events that could cause our actual results to differ may emerge from time to time. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01        Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	News Release, dated June 19, 2019, announcing Hexion Inc.’s Proposed $450 Million Debt Offering.
99.2	Unaudited Pro Forma Financial Information, together with the notes thereto, prepared in connection with the Offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION INC.

Date:	June 19, 2019	By:	/s/ George F. Knight
George F. Knight
Executive Vice President and Chief Financial Officer